UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2008

Brighton Oil & Gas, Inc

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

01-28911	91-1869677
(Commission File Number)	(IRS Employer Identification Number)

15851 Dallas Parkway, Suite 190, Addison Texas 75001

 Address of principal executive offices)

972-450-5995
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Brighton Oil & Gas Inc. has accepted the resignation of R. Wayne Duke and E. Robert Barbee. The Board has appointed Jeffery Joyce and Dean Elliott to fill the vacancies. After the appointment of the new Directors, Charles Stidham offered his resignation as President and Director. The Board accepted his resignation and subsequently Mr. Joyce was appointed President and Mr. Elliott was appointed Vice President and Secretary of the Company.

Additionally a press release was issued on February 4th disclosing these changes and other information regarding the company. The press release is attached as exhibit 2

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ITEM 9.01 Financial Statements and Exhibits

Description of Exhibit
Exhibit No. 1
Resolution of the Board of Directors of Brighton Oil & Gas, Inc. February 1st, 2008
Exhibit No. 2
February 4th,2008 Press Release.

* Filed herewith

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2008	Brighton Oil & Gas

/s/ Jeffery Joyce
Jeffery Joyce, President

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